UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________
Form 8-K
Current Report
_____________________________

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

April 24, 2018
Date of Report (Date of earliest event reported)

BB&T Corporation
(Exact name of registrant as specified in its charter)

Commission file number: 1-10853
_____________________________

North Carolina	56-0939887
(State of incorporation)	(I.R.S. Employer Identification No.)

200 West Second Street
Winston-Salem, North Carolina	27101
(Address of principal executive offices)	(Zip Code)
(336) 733-2000
(Registrant's telephone number, including area code)
_____________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).    Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07	Submission of Matters to a Vote of Security Holders

Annual Meeting

On April 24, 2018, BB&T Corporation (“BB&T” or the “Corporation”) held its 2018 Annual Meeting of Shareholders (the “Annual Meeting”). A total of 688,420,233 of the Corporation’s shares of common stock were present or represented by proxy at the meeting. This represented approximately 88.6% of the Corporation’s 777,360,658 shares of common stock that were outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, BB&T shareholders voted on five proposals and cast their votes as described below. The proposals are described in the 2018 Proxy Statement.

Proposal 1:	Election of Directors

Each of the individuals named below was elected to serve as a director of the Corporation for a one-year term expiring at the 2019 Annual Meeting of Shareholders:

Name	Votes FOR	Votes AGAINST	Abstentions
Jennifer S. Banner	567,424,065	11,605,825	2,028,860
K. David Boyer, Jr.	576,536,421	2,382,407	2,139,921
Anna R. Cablik	559,073,065	16,073,416	5,912,269
I. Patricia Henry	575,813,848	3,087,160	2,157,743
Eric C. Kendrick	525,239,824	53,563,440	2,255,486
Kelly S. King	560,280,950	18,365,882	2,421,618
Louis B. Lynn, Ph.D.	567,576,740	11,406,035	2,087,475
Charles A. Patton	576,362,976	2,499,653	2,207,621
Nido R. Qubein	530,062,423	48,704,683	2,303,144
William J. Reuter	573,457,517	5,445,516	2,158,449
Tollie W. Rich, Jr.	571,844,578	6,962,177	2,262,927
Christine Sears	576,802,536	2,122,502	2,144,643
Thomas E. Skains	576,662,633	2,109,170	2,297,878
Thomas N. Thompson	559,241,832	19,535,153	2,292,379

There were 107,361,483 broker non-votes for each director on this proposal.

Proposal 2:	Ratification of Auditors

Shareholders ratified the reappointment of PricewaterhouseCoopers LLP as the Corporation’s independent registered public accounting firm for 2018.

Votes FOR	Votes AGAINST	Abstentions
667,720,888	18,664,713	2,034,632

There were no broker non-votes for this proposal.

Proposal 3:	Advisory Vote Regarding BB&T’s Executive Compensation Program

Shareholders approved BB&T’s executive compensation program, as described in the Corporation’s 2018 Proxy Statement.

Votes FOR	Votes AGAINST	Abstentions
539,557,803	34,176,778	7,289,448

There were 107,396,204 broker non-votes for this proposal.

Proposal 4:	Approval of an Amendment to BB&T’s bylaws eliminating supermajority voting provisions

Shareholders approved the amendment to BB&T’s bylaws eliminating supermajority voting provisions. On April 24, 2018, the Corporation’s Board of Directors amended its bylaws to reflect these changes. A copy of the amended and restated bylaws is attached hereto as Exhibit 3(i).

Votes FOR	Votes AGAINST	Abstentions
569,062,672	8,413,305	3,594,273

There were 107,349,983 broker non-votes for this proposal.

Proposal 5:	Shareholder Proposal to Decrease the Percentage Ownership Required to Call a Special Shareholder Meeting

Shareholders did not approve the proposal regarding special shareholder meetings.

Votes FOR	Votes AGAINST	Abstentions
270,114,667	306,135,615	4,817,677

There were 107,352,274 broker non-votes for this proposal.

ITEM 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description of Exhibit
3(i)	Amended and Restated Bylaws of BB&T Corporation, effective April 24, 2018

S I G N A T U R E

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BB&T CORPORATION
(Registrant)

By: /s/ Cynthia B. Powell

Cynthia B. Powell
Executive Vice President and Corporate Controller
(Principal Accounting Officer)

Date: April 24, 2018